Capital Risk Management	12 Months Ended
Dec. 31, 2018
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Capital Risk Management
29.	CAPITAL RISK MANAGEMENT

The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balance. The Group’s overall strategy remains unchanged during the reporting periods.

The capital structure of the Group consists of debts, which includes bank borrowings as disclosed in Note 21, and equity attributable to equity holders of the Company, comprising capital and reserves.

The directors of the Company review the capital structure regularly. As part of this review, the directors consider the cost and the risks associated with each class of the capital. Based on the recommendations of the directors, the Group will balance its overall capital structure through the payment of dividends, raise of new capital as well as the raise of new borrowings or the repayment of existing borrowings.

Neither the Company nor any of its subsidiaries are subject to externally imposed capital requirements.

The Group manages capital risk by reference to total equity compared with total borrowings. As of December 31, 2017 and 2018, these metrics were as follows:

	As of December 31,
	2017	2018	2018
	RMB’000	RMB’000	US$’000

Bank borrowings	558,000	473,000	68,795
Advances from an unrelated party	38	38	6
Amount due to a shareholder	8,742	9,911	1,441

Total borrowings	566,780	482,949	70,242

Total Equity	2,546,622	2,538,640	369,230

	2017	2018

Debt (total liabilities) to equity ratio	51.1%	46.9%